Exhibit 99.1

Eclipse Resources provides Operational Update and Upcoming Conference Participation

STATE COLLEGE, PA- June 16, 2017 - (BUSINESS WIRE) - Eclipse Resources Corporation (NYSE:ECR) (the “Company” or “Eclipse Resources”) today is pleased to provide an operational update and announce its participation in the following upcoming investor conferences.

Upcoming Conferences Include:

•	Wednesday June 21, 2017 (Houston, TX) - Tudor Pickering “Hotter ‘n Hell” Conference. Benjamin W. Hulburt (Chairman, President and CEO) will participate and host one-on-one meetings.
•	Thursday June 22, 2017 (Pittsburgh, PA) - DUG East Conference. Benjamin W. Hulburt (Chairman, President and CEO) will deliver the day two opening keynote address.
•	Wednesday June 28, 2017 (New York, NY) - J.P. Morgan Energy Conference. Benjamin W. Hulburt (Chairman, President and CEO) will participate and host one-on-one meetings.

Operational Update

The Company has recently turned its seven well Moser pad to sales, located in the Company’s Utica Shale dry gas window acreage in eastern Monroe County, Ohio.  The Moser pad wells are currently producing approximately 100 MMcf per day collectively as the Company continues to implement its “engineered” flowback procedure designed to bring the wells up to target production rates while preserving fracture conductivity and minimizing formation damage. These wells were completed using a number of new completions techniques, which may form the basis of future completion designs beyond the Company’s “Generation-3” design that resulted in the Company increasing all of its Utica Shale type well expectations over the course of the year.

The Company also announced today that it has successfully drilled its third and newest “Super-Lateral” well, the Outlaw C 11H, with a total measured depth of approximately 27,750 feet and a lateral extension of approximately 19,500 feet in 17 days from spud to TD in the Company’s Utica Shale Condensate area, setting a new lateral length record for the Company.

Commenting on the operational activity, Benjamin W. Hulburt, Eclipse Resources Chairman, President and CEO, said the following, “I remain extremely pleased with our team’s operational cadence, and look forward to assessing the results from the seven well Moser pad.  This pad, which contains 7 gross (7.0 net) wells with an average lateral length of approximately 7,200 feet, has recently been turned to sales slightly ahead of schedule, with starting pressures ranging up to approximately 7,500 pounds (psi). Building upon our Gen-3 frack design, this pad includes wells which are designed to test higher proppant volumes, engineered stage lengths and the use of diversion chemicals.  Although extremely early in the life of these new exciting wells, we are initially very intrigued with what we are seeing.   Based on the results of these wells so far, the continued performance of our Gen-3 wells, and the team’s ability to shorten our cycle times, I expect our production in the third quarter 2017 to be at least 350 MMcfe per day.

I am also pleased to announce that we have drilled our third “Super-Lateral” well, with a record setting lateral length of approximately 19,500 feet in 17 days.  This well, located in the Utica Condensate area, along with the recently drilled 19,300 foot Great Scott 3H well are expected to begin completions in the third quarter of this year.  Additionally, we have completed the drilling of our second Marcellus Condensate well and are excited to begin applying our innovative completion techniques to this portion of our acreage during the third quarter 2017.  These Marcellus wells should allow us to further prove-up this area of our acreage that includes over 70 risked 10,000 foot lateral locations that can be developed in conjunction with our Dry Gas Utica position in this area of southeastern Ohio.”

About Eclipse Resources

Eclipse Resources is an independent exploration and production Company engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin, including the Utica and Marcellus Shales. For more information, please visit the Company’s website at www.eclipseresources.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact included in this press release, regarding Eclipse Resources’ strategy, future operations, financial position, estimated revenues and income/losses, projected costs and capital expenditures, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “plan,” “endeavor,” “will,” “would,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Eclipse Resources’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” in Eclipse Resources’ Annual Report on Form 10-K filed with the Securities Exchange Commission on March 3, 2017 (the “2016 Annual Report”), and in “Item 1A. Risk Factors” of Eclipse Resources’ Quarterly Reports on Form 10-Q.

Forward-looking statements may include statements about Eclipse Resources’ business strategy; reserves; general economic conditions; financial strategy, liquidity and capital required for developing its properties and timing related thereto; realized natural gas, NGLs and oil prices; timing and amount of future production of natural gas, NGLs and oil; its hedging strategy and results; future drilling plans; competition and government regulations, including those related to hydraulic fracturing; the anticipated benefits under its commercial agreements; pending legal matters relating to its leases; marketing of natural gas, NGLs and oil; leasehold and business acquisitions; the costs, terms and availability of gathering, processing, fractionation and other midstream services; general economic conditions; credit markets; uncertainty regarding its future operating results, including initial production rates and liquid yields in its type curve areas; and plans, objectives, expectations and intentions contained in this press release that are not historical.

Eclipse Resources cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to; legal and environmental risks, drilling and other operating risks, regulatory changes, commodity price volatility and the recent significant decline of the price of natural gas, NGLs, and oil, inflation, lack of availability of drilling, production and processing equipment and services, counterparty credit risk, the uncertainty inherent in estimating natural gas, NGLs and oil reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks described under the heading “Risk Factors” in the 2016 Annual Report and in “Item 1A. Risk Factors” of Eclipse Resources’ Quarterly Reports on Form 10-Q.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Eclipse Resources or persons acting on the Company’s behalf may issue.

Contact:

Eclipse Resources Corporation
Douglas Kris, Investor Relations
814-325-2059

dkris@eclipseresources.com